Accounts Receivable, net (Tables)	12 Months Ended
Dec. 31, 2013
Accounts Receivable, net
Schedule of allowance for doubtful accounts

	As of December 31,	As of December 31,	As of December 31,
	2011	2012	2013
	RMB	RMB	RMB
Balance at beginning of the year	6,975	32,591	189,971
Allowance made during the year	27,880	200,446	125,691
Recoveries	(1,542)	(13,316)	(34,675)
Amount written off against the allowance	(722)	(29,750)	—
Balance at end of the year	32,591	189,971	280,987